OTHER LIABILITIES (Details) - USD ($)	Mar. 31, 2020		Jun. 30, 2019
Current [Abstract]
Loans and borrowings	$ 595,211	[1]	$ 0
Lease liabilities	122,599		0
Total current other liabilities	717,810		0
Non-current [Abstract]
Loans and borrowings	1,500,252	[1]	0
Lease liabilities	174,524		0
Total non-current other liabilities	1,674,776		0
Total other liabilities	$ 2,392,586		$ 0
Surface Properties [Member]
Loans and Borrowings [Abstract]
Interest rate	10.00%

[1]	At March 31, 2020, the Group had loans and borrowings relating to surface properties that form part of 'exploration and evaluation assets' which have been fully or partly financed by the seller of the surface properties. The loans and borrowings are repayable in monthly instalments, based on an implied interest rate of 10%, and secured by the respective surface property.